UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 17, 2016, BBCN Bancorp, Inc. (“BBCN”) issued a joint press release with Wilshire Bancorp, Inc. (“Wilshire”) announcing the receipt of all regulatory approvals for closing of the merger of equals between BBCN and Wilshire and the merger between their respective bank subsidiaries. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.         Description of Exhibit

99.1	News release dated May 17, 2016 concerning the receipt of regulatory approvals for the Wilshire merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date: May 17, 2016	/s/ Kevin S. Kim
Kevin S. Kim
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.         Description of Exhibit

99.1	News release dated May 17, 2016 concerning the receipt of regulatory approvals for the Wilshire merger.